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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



                           Date of Report: May 9, 2003
                      ------------------------------------
                        (Date of earliest event reported)



                            ARMSTRONG HOLDINGS, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

         Pennsylvania                    333-32530               23-3033414
-------------------------------   ------------------------  --------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)

        P.O. Box 3001, Lancaster, Pennsylvania                      17604
----------------------------------------------------------  --------------------
       (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (717) 397-0611
                                                           -------------------

                        ARMSTRONG WORLD INDUSTRIES, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

             Pennsylvania                               1-2116                          23-0366390
---------------------------------------     -----------------------------       ------------------------
   (State or other jurisdiction of            (Commission File Number)                (IRS Employer
    incorporation or organization)                                                  Identification No.)

      P.O. Box 3001, Lancaster, Pennsylvania                     17604
------------------------------------------------             --------------
     (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (717) 397-0611
                                                           ----------------

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Item 9.  Regulation FD Disclosure

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure."

On May 9, 2003, Armstrong Holdings, Inc. issued a press release regarding the financial results for the fiscal quarter ended March 31, 2003. The full text of the press release is attached hereto as Exhibit 99.1

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARMSTRONG HOLDINGS, INC.

                                        By:  /s/ Walter T. Gangl
                                            ------------------------------------
                                            Walter T. Gangl
                                            Deputy General Counsel and Assistant
                                            Secretary

                                        ARMSTRONG WORLD INDUSTRIES, INC.

                                        By:  /s/ Walter T. Gangl
                                            ------------------------------------
                                            Walter T. Gangl
                                            Assistant Secretary

Date: May 9, 2003

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                                  EXHIBIT INDEX

  Exhibit No.                              Description
----------------    ------------------------------------------------------------

  No. 99.1          Armstrong Holdings, Inc. Press Release dated May 9, 2003.